Offerings - Offering: 1	Jun. 09, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, $0.01 par value per share
Amount Registered | shares	9,522,000
Proposed Maximum Offering Price per Unit	10.00
Maximum Aggregate Offering Price	$ 95,220,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 13,149.88
Offering Note	Estimated solely for the purpose of calculating the registration fee.